                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 30, 1997

                        NEWPORT NEWS SHIPBUILDING INC.
            (Exact name of registrant as specified in its charter)

         Delaware                        1-12385                74-1541566
(State or other jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

4101 Washington Avenue, Newport News, VA                          23607-2770
(Address of principal executive offices)                          (Zip Code)

                                (757) 380-2000
             (Registrant's telephone number, including area code)
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ITEM 5.   Other Events.

          The information contained in the Company's News Release of January 30, 1997, set forth as Exhibit 20.1 to this Current Report on Form 8-K, is hereby incorporated into this Item 5 by reference.

ITEM 7.   Financial Statements and Exhibits.
          (c)  Exhibits

          See pages 3 through 5 of this Report.

20.1 News Release of Newport News Shipbuilding Inc. dated January 30, 1997


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NEWPORT NEWS SHIPBUILDING INC.


                                        /s/  Stephen B. Clarkson
                                        -----------------------------------
                                        By:  Stephen B. Clarkson
                                        Vice President, General Counsel and
                                        Secretary